UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 11, 2017

Date of Report

(Date of earliest event reported)

LZG INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

FLORIDA (State or other jurisdiction of incorporation)	000-053994 (Commission File Number)	98-0234906 (IRS Employer Identification No.)

153 WEST BURTON AVENUE, SALT LAKE CITY, UTAH 84115

(Address of principal executive offices)

(801) 323-2395

(Registrant’s telephone number, including area code)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On September 11, 2017, KLJ & Associates, LLP resigned as LZG International, Inc.’s independent registered public accounting firm. KLJ & Associates, LLP had audited our financial statements for the fiscal years ended May 31, 2017 and 2016. Our board of directors accepted the resignation of KLJ & Associates, LLP on the same date.

KLJ & Associates, LLP’s report for the fiscal years ended 2017 and 2016, dated August 3, 2017, was modified only as to the uncertainty of our ability to continue as a going concern. Except for this modification, the report did not contain an adverse opinion, disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended May 31, 2017 and 2016, or any subsequent interim period preceding the date of resignation, there were no disagreements between LZG International, Inc. (“Company”) and KLJ & Associates, LLP on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

There were no reportable events (as that term is used in Item 304(a)(1)(v) of Regulation S-K) between the Company and KLJ & Associates, LLP occurring during the two fiscal years ended May 31, 2017 and 2016 or any subsequent interim period preceding the date of resignation.

The Company provided a copy of this Current Report on Form 8-K to KLJ & Associates, LLP prior to filing this report and we requested that KLJ & Associates, LLP furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this report. KLJ & Associates, LLP has furnished the requested letter and it is attached to this report as exhibit 16.1.

On September 11, 2017, the Company engaged Pritchett Siler & Hardy, P.C., Certified Public Accountants, as our independent registered public accounting firm. The decision to engage Pritchett Siler & Hardy, P.C. was approved by our board of directors and during the two most recent fiscal years ended May 31, 2017 and 2016, and through the date of engagement, neither the Company, nor anyone on our behalf, consulted with Pritchett Siler & Hardy, P.C. regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Pritchett Siler & Hardy, P.C. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a disagreement or a reportable event.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter of agreement from KLJ & Associates, LLP, dated September 11, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LZG INTERNATIONAL, INC.

Date: September 12, 2017	By:	/s/ Greg L. Popp
Greg L. Popp
President

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